Ready Assets U.S.A. Government Money Fund

(the “Fund”)

Supplement dated September 27, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information

of the Fund, each dated August 28, 2018, as supplemented to date

On September 26, 2018, the Board of Trustees of Ready Assets U.S.A. Government Money Fund approved a proposal to close the Fund to share purchases and thereafter to liquidate the Fund. Accordingly, effective at the close of business on October 22, 2018, the Fund will no longer accept share purchase orders. On or about November 30, 2018 (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated.

Shareholders may continue to redeem their Fund shares at any time prior to the Liquidation Date. The Fund may not achieve its investment objective as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-RAUGM-0918SUP